5


           U.S. SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         FORM 24F-2
              Annual Notice of Securities Sold
                   Pursuant to Rule 24f-2




1. Name and address of issuer:
   Smith Barney  Income Funds
   388 Greenwich Street
   New York, NY 10013

2. Name of each series or class of funds for which this notice is filed:
   Convertible Fund - Class A, B, C, and Y shares
   Diversified Strategic Income Portfolio - Class A,  B,  C,
   Y,  and Z shares
   High Income Fund - Class A, B, C, Y, and Z shares
   Exchange Reserve Fund - Class  B and C shares
   Tax-Exempt Fund - Class A, B, and C shares
   Utilities Fund - Class A, B, C, Y,  and Z shares


3. Investment Company Act File Number:
   811-4254
   Securities Act File Number:
   2-96408

4. Last day of fiscal year for which this notice is filed:
   July 31, 1997


5. Check  box  if this notice is being filed more  than  180 days after the close of the issuer's fiscal year for purposes of reporting securities sold after the close of the fiscal year but before termination of the issuer's 24f-2 declaration:
   N/A
   [   ]


6. Date  of  termination of issuer's declaration under  rule
   24f-2(a)(1), if applicable (see Instruction A.6):

   N/A


7. Number and amount of securities of the same class or series which had been registered under the Securities Act of 1933 other than pursuant to rule 24f-2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:

   0  SHARES                                           $0


8. Number and amount of securities registered during the fiscal year other than pursuant to rule 24f-2:

   23,347,061                                         SHARES
   $333,747,952



9. Number  and  aggregate  sale  price  of  securities  sold during the fiscal year:
   608,503,406 SHARES                     $1,993,591,018


10 Number  and  aggregate  sale  price  of  securities  sold
 . during the fiscal year in reliance upon registration pursuant to rule 24f-2:

   Convertible Fund
   1,659,203                                          SHARES
   $27,777,236

   Diversified Strategic Income Portfolio
   85,301,778                                         SHARES
   $681,096,764

   High Income Fund
   49,814,899                                         SHARES
   $568,105,228

   Exchange Reserve Fund
   455,056,224                                        SHARES
   $455,056,224

   Tax-Exempt Fund
   5,072,412                                          SHARES
   $89,154,962

   Utilities Fund
   11,598,890                                         SHARES
   $172,400,604



11 Number  and  aggregate  sale price of  securities  issued
 . during the fiscal year in connection with dividend reinvestment plans, if applicable (see Instruction B.7):

   INCLUDED IN ITEM 9

12 Calculation of registration fee for Convertible Fund
a. (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_27,777,236__________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__20,188,440____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __7,588,796___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/3300_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:
   __2,299.64_____________


12 Calculation   of   registration   fee   for   Diversified
b. Strategic Income Portfolio
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_681,096,764__________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__523,282,497____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __157,814,267___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/3300_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:
   __47,822.51_____________


12 Calculation of registration fee for High Income Fund:
c. (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_568,105,228___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__327,525,297____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __240,579,931___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/3300_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                        __72,903.01
   _____________


12 Calculation  of  registration fee  for  Exchange  Reserve
d. Fund:
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_455,056,224___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__455,056,224____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __0___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/3300_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                                __0
   _____________


12 Calculation of registration fee for Tax-Exempt Fund:
e. (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_89,154,962___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__89,154,962____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __0___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/3300_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                                __0
   _____________


12 Calculation of registration fee for Utilities Fund:
f. (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_172,400,604___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__172,400,604____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __0___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/3300_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                                __0
   _____________


Instruc Issuers  should  complete lines (ii),  (iii),  (iv),
tion:   and  (v)  only if the form is being filed within  60
        days  after  the close of the issuer's fiscal  year.
        See Instruction C.3.


13 Check  box if fees are being remitted to the Commission's
 .  lockbox  depository as described in  section  3a  of  the
   Commission's  Rules of Informal and Other Procedures  (17
   CFR 202.3a).

   [ x ]

   Date of mailing or wire transfer of filing fees to the Commission's lockbox depository:


                          SIGNATURES
   This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

   By            (Signature           and            Title)*
   ___________________________________
                                              _Thomas     M.
   Reynolds - Controller_______

   Date _9/17/97_

    *Please print the name and title of the signing officer
                     below the signature.